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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 15, 1996



                     ONYX ACCEPTANCE GRANTOR TRUST 1996-2
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                    (Issuer  with respect to Certificates)



                    ONYX ACCEPTANCE FINANCIAL CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                       Commission File Number 333-04220


          Delaware                                              33-0639768
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 (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                            Identification No.)




                    Onyx Acceptance Financial Corporation
            8001 Irvine Center Drive, Suite 500 Irvine, Ca. 92718
                                (714) 753-1191




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ITEM 5.  OTHER EVENTS

         On behalf of the Onyx Acceptance Grantor Trust 1996-2, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the August 1996 monthly Distribution Date Statement with respect to the Trust.
This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-2 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Unaudited Financial Statements of Capital Markets Assurance Corporation for the period ended June 30, 1996.

(c)      Exhibits

         Exhibit No.
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         19      Monthly Distribution Date Statement of the Onyx Acceptance
                 Grantor Trust 1996-2 for the month of August 1996.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Onyx Acceptance Financial Corporation


By:      REGAN E. KELLY
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         Regan E. Kelly
         Executive Vice President

Date: August 28, 1996


By:      DON P. DUFFY
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         Don P. Duffy
         Executive Vice President

Date: August 28, 1996